SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
April 18, 1997



ILLINOIS TOOL WORKS INC.
(Exact Name of Registrant as Specified in its Charter)


DELAWARE
(State or Other Jurisdiction of Incorporation or Organization)


1-4797
(Commission File Number)


36-1258310
(I.R.S. Employer Identification No.)

3600 W. LAKE AVENUE, GLENVIEW, ILLINOIS
(Address of Principal Executive Offices)

60025-5811
(Zip Code)

Registrant's telephone number, including area code:
(847) 724-7500

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Item 5.  Other Events

         Attached as Exhibit 99 is a description of the capital stock of Illinois Tool Works Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              Exhibit Number    Exhibit Description
                   99           Description of the capital stock
                                of Illinois Tool Works Inc.




SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on this 18th day of April 1997.

Illinois Tool Works Inc.

By:/s/ Michael W. Gregg
----------------------------------------------------------
Michael W. Gregg
Senior Vice President and Controller, Accounting


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